UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2026

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the consolidated financial statements of Canopy Growth Corporation (the “Company”) for the fiscal year ended March 31, 2026, on May 15, 2026, the audit committee of the board of directors of the Company (the “Audit Committee”) was made aware of and, after discussion with senior management of the Company, concluded that the Company’s previously issued (i) audited consolidated financial statements for the fiscal year ended March 31, 2024, included in the Company’s Annual Report on Form 10-K for such fiscal year (the “2024 10-K”), (ii) audited consolidated financial statements for the fiscal year ended March 31, 2025, included in the Company’s Annual Report on Form 10-K for such fiscal year (the “2025 10-K”) and (iii) unaudited consolidated financial statements for the quarterly periods ended September 30, 2023, December 31, 2023, June 30, 2024, September 30, 2024, December 31, 2024, June 30, 2025, September 30, 2025, and December 31, 2025, included in the Company’s Quarterly Reports on Form 10-Q for such quarterly periods (collectively, the “Prior Financial Statements”), should no longer be relied upon because of non-cash technical errors in the Company’s accounting relating to certain share-settled warrants of the Company with exercise prices denominated in U.S. dollars, first issued during the fiscal year ended March 31, 2024 (the “Identified Warrants”). In addition, the reports of the Company’s independent registered public accounting firms included in the 2024 10-K and the 2025 10-K should no longer be relied upon.

The Company determined that the Identified Warrants should have been classified as liabilities rather than equity instruments under applicable accounting standards, given the Company’s Canadian dollar functional currency. Accordingly, the Company should have recorded these instruments as liabilities on its consolidated balance sheets and measured them at fair value at each reporting date, with changes in fair value recorded in the consolidated statements of operations and comprehensive loss. The corrections required to be made to the Prior Financial Statements are the result of a technical application of accounting standards.

The Company intends to restate the Prior Financial Statements in its Annual Report on Form 10-K for the fiscal year ended March 31, 2026, which is expected to be filed with the Securities and Exchange Commission (the “SEC”) on June 15, 2026 (the “Comprehensive Form 10-K”). Accordingly, the Company does not intend to file separate amended reports for such periods.

The impact of the restatement is expected to be limited to a reclassification between equity and liabilities and the related fair value adjustments, all of which are expected to be non-cash entries. The restatement is not expected to impact the following previously reported financial results:

•	revenue, gross margin, operating income/loss and cash flows from operations;

•	Adjusted EBITDA (as defined in the Prior Financial Statements) or other key non-GAAP performance metrics used by management and investors;

•	total assets, cash balances, liquidity, or ability to meet obligations or fund operations;

•	compliance with any debt covenants, contractual ratios or borrowing capacity; or

•	the trajectory or narrative of financial performance.

Accordingly, these adjustments are non-cash and non-operational, and do not impact the Company's underlying business performance.

In connection with the foregoing, management expects to report a material weakness in the Company’s internal control over financial reporting. The Audit Committee and the Company’s management have discussed the matters disclosed in this Current Report on Form 8-K (this “Form 8-K”) pursuant to Item 4.02(a) with the Company’s independent registered public accounting firm.

Caution Regarding Forward-Looking Statements

This Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address expected future business and financial performance, and often contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. All statements, other than statements of historical fact, are forward-looking statements. Examples of such forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with regard to any restated items in its financial statements for the relevant periods disclosed herein and the impacts thereof; the anticipated timing of the filing of the Comprehensive Form 10-K with the SEC; and the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting. Factors that could cause or contribute to such differences include: the time and effort required to complete the restatement of the Company’s Prior Financial Statements and prepare the Comprehensive Form 10-K; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. These and other important factors, including those discussed under “Risk Factors” in the 2025 10-K and the Company’s subsequently filed Quarterly Reports on Form 10-Q, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from the those expressed or implied by these forward-looking statements. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01	Regulation FD Disclosure.

On May 15, 2026, the Company issued a press release titled “Canopy Growth Provides Update on Financial Reporting and Announces Fourth Quarter and Fiscal Year 2026 Financial Results to be Presented on June 15, 2026,” a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein solely for purposes of this Item 7.01 disclosure.

The information set forth and incorporated by reference in Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth and incorporated by reference in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Thomas Stewart
Thomas Stewart
Chief Financial Officer

Date: May 15, 2026